UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): September 19, 2005
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                                                           (September 16, 2005)
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                              BARNES & NOBLE, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             1-12302                                   06-1196501
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    (Commission File Number)                         (IRS Employer
                                                  Identification No.)

     122 Fifth Avenue, New York, NY                      10011
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(Address of Principal Executive Offices)              (Zip Code)

                                 (212) 633-3300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))
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Item 8.01  Other Events.

     On September 16, 2005, Barnes & Noble, Inc. issued a press release announcing that its Board of Directors authorized a new share repurchase program of up to $200 million. Purchases may be made in the open market and in privately negotiated transactions from time to time and in such amounts as management deems appropriate. This new share repurchase program is in addition to the $200 million share repurchase program authorized on March 24, 2005, of which approximately $50 million is remaining.

Item 9.01  Financial Statements and Exhibits.

     (c)  Exhibits

          99.1  Press Release of Barnes & Noble, Inc., dated September 16, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BARNES & NOBLE, INC.
                                         (Registrant)


                                         By: /s/ Joseph J. Lombardi
                                             ---------------------------------
                                             Joseph J. Lombardi
                                             Chief Financial Officer

Date:  September 19, 2005


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                              Barnes & Noble, Inc.

                                  EXHIBIT INDEX

Exhibit Number         Description

99.1                   Press Release of Barnes & Noble Inc., dated
                       September 16, 2005


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